UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 29, 2006 (the “Distribution Date”), the distribution (the “Distribution”) by First Data Corporation (“First Data”) of all of the outstanding shares of common stock of The Western Union Company (“Western Union” or the “Company”) to the stockholders of First Data was completed in a spin-off intended to qualify for tax-free treatment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of 5.930% Notes due 2016

On the Distribution Date, Western Union issued to First Data approximately $1,000,000,000 aggregate principal amount of the Company’s 5.930% notes due 2016 (the “Notes”) in partial consideration for the contribution by First Data to Western Union of its money transfer and consumer payments businesses in connection with the spin-off. The Notes were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended. Immediately after the Distribution, First Data exchanged the Notes with Barclays Capital Inc. and J.P. Morgan Securities Inc., as initial purchasers (the “Initial Purchasers”), for indebtedness of First Data that the Initial Purchasers held at that time. The Initial Purchasers, or affiliates of the Initial Purchasers, then sold the Notes in transactions exempt from the registration requirements of the Securities Act of 1933. Western Union did not receive any of the proceeds from the sale of the Notes.

The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of September 29, 2006, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference into this Item 2.03. A copy of the form of Notes is attached hereto as Exhibit 4.2 and incorporated herein by reference into this Item 2.03.

On September 29, 2006, Western Union, First Financial Management Corporation, a wholly owned subsidiary of Western Union (“FFMC”), and the Trustee also entered into a Supplemental Indenture to the Indenture pursuant to which FFMC agreed to fully and unconditionally guarantee the obligations of Western Union under the Notes. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.3 and incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

Registration Rights Agreement

In connection with the issuance of the Notes, on September 29, 2006, Western Union entered into a Registration Rights Agreement with the Initial Purchasers which will give holders of the Notes certain exchange and registration rights with respect to the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.4 and incorporated herein by reference into this Item 8.01.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of September 29, 2006, between The Western Union Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 5.930% Note due 2016.

4.3	Supplemental Indenture, dated as of September 29, 2006, among The Western Union Company, First Financial Management Corporation and Wells Fargo Bank, National Association, as trustee.

4.4	Registration Rights Agreement, dated as of September 29, 2006, among The Western Union Company and J.P. Morgan Securities Inc. and Barclays Capital Inc., as initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: October 2, 2006.	By:	/s/ Sarah J. Kilgore
		Name:	Sarah J. Kilgore
		Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of September 29, 2006, between The Western Union Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 5.930% Note due 2016.

4.3	Supplemental Indenture, dated as of September 29, 2006, among The Western Union Company, First Financial Management Corporation and Wells Fargo Bank, National Association, as trustee.

4.4	Registration Rights Agreement, dated as of September 29, 2006, among The Western Union Company and J.P. Morgan Securities Inc. and Barclays Capital Inc., as initial purchasers.

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